UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23675

GNMA & US GOVERNMENT TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Copy to:

Alexandre-Cyril Manz

------------------------------------

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1: Report to Stockholders.

(a)      The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. 2022 ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

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LETTER TO SHAREHOLDERS

Dear Shareholders:

The GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico GNMA & U.S. Government Target Maturity Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended March 31, 2022.

The performance of the Fund during the year was driven by three major events: (1) the beginning of a tightening cycle by the Federal Reserve in March 2022, (2) the invasion of Ukraine by Russia in February 2022, and (3) to a lesser extent, the restructuring of the Puerto Rico debt in March 2022.

At its December 2021 meeting, the Federal Reserve Board (“Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. This guidance was followed up by additional comments on the impact of supply disruptions and the continued increase in employment. At is March 2022 meeting the Fed raised short-term interest rates for the first time since the start of the Covid-19 pandemic in 2020. The market expects six additional 0.25% increases for the remaining of 2022 with the potential for more aggressive hikes.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality trade with equity markets decreasing and sovereign yields on U.S. Treasuries, German bonds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

As the invasion continued to unfold, markets turned their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions are possible in other sectors of the world economy. Markets have reversed course, equity markets recovered most of their losses and interest rates increased across the yield curve. However, risks remain elevated and volatility is high. The effect of these events was a sharp flattening of the yield curve. The yield of the two-year note increased 2.11% from 0.17% to 2.28%. The yield of the ten-year note increased 0.63%, from 1.69% at the beginning of the year to 2.32% at year end. Thus, the yield curve flattened 1.48% during the year.

In Puerto Rico, the Tittle III Federal Court re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, the Highway

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and Transportation Authority, Pension Obligation Bonds and several other smaller agencies. The Electric and Power Authority is the last remaining agency; the Commonwealth rejected the proposed re-structuring and the court mandated mediation. Please refer to the Management Discussion section for details on the impact on the Fund of the re-structuring of the Puerto Rico bond holdings.

The combination of higher inflation, a flatter yield curve, the start of a monetary tightening cycle, and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highly, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the fiscal year ended March 31, 2022.

One Year
Based on market price	(17.58)%
Based on net asset value (“NAV”)	1.73%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The Fund’s principal distributions commenced on May 16, 2013. Distributions made during prior years amounted to $81,519,022, representing a total of $4.50 per share.

For the fiscal year ended March 31, 2022, principal distributions amounted to $15,259,957, representing $0.96 per share. The net asset value and market price for the Fund shares were reduced by these amounts. The Fund’s remaining principal for

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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distribution as of the period ended March 31, 2022 amounts to $4.54. The dividend payments are based on the remaining principal balance at the time of payment.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the year and as of year-end.

Dividend yield-based on market at year-end	5.73%
Dividend yield based on NAV at year-end	4.37%

NAV as of March 31, 2022	$3.75
Market Price as of March 31, 2022	$2.86
Premium (discount) to NAV	(23.7%	)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund dividends of $0.16 during the year were paid from net investment income, $0.15 for current and $0.01 from prior year’s undistributed income. In prior years, the Fund disclosed the yield based on the remaining NAV to be distributed1. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 9 to the Financial Statements for a reconciliation of book and tax income.

The majority of the Fund’s investment portfolio is comprised of two (2) investment classes. The two (2) classes consist of Mortgage-Backed Securities (“MBS”) and U.S. Government agency securities. MBS includes pools issued and guaranteed by GNMA and notes collateralized by GNMAs as discussed below. The Investment Adviser considers numerous characteristics of each asset class, including duration, in an effort to meet the Fund’s investment objectives.

Figure 1 below reflects the breakdown of the investment portfolio as of March 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

1 For comparison purposes, the dividend yield based on the remaining NAV to be distributed is 3.25%.

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The largest Puerto Rico holdings in the portfolio are MBS issued and guaranteed by the Government National Mortgage Guarantee (“GNMA”). The MBS are comprised of residential properties in Puerto Rico. GNMA has the full faith and credit of the U.S. Government. The balance of the MBS amounted to 63.36% of the total portfolio. There was a reduction in the outstanding balance from the continued MBS paydowns as the pools reach maturity. The valuation of the MBS decreased as a result of the increase in interest rates.

The Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds represent 11.41% of the portfolio. These newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. The bonds debt service reserve was fully funded during October 2021. During the year, the valuation of the bonds decreased as a result of the increase in yields of fixed income securities.

The Puerto Rico Exempt obligations, representing 11.18% of the portfolio, consist of a note, issued by a Puerto Rico entity, collateralized by a GNMA on a commercial property in Puerto Rico. The balance of the note and the GNMA decreased from the commercial loan repayments and the valuation decreased as a result of the increase in yield of fixed income securities.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS,” and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on

5

March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the “ERS Trust”). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for $70.75 million, which amount will then be distributed to the holders of allowed claims on the ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $227,431. The Fund did not own any other bonds re-structured by the Plan of Adjustment.

The U.S. portfolio is composed of one U.S. Agency. It represents 14.05% of the total portfolio. Since the beginning of the pandemic in 2020, the holdings of U.S. Agencies notes have decreased from previous years from calls on the portfolio due to the prevailing lower interest rate environment. The subsequent increase in interest rates discussed in the attached Letter to Shareholders caused the remaining U.S. Agency in the portfolio to decrease in value during the year.

The NAV of the Fund decreased $1.19 from $4.94 at the beginning of the year to $3.75 at the end of the year. As discussed above, there was a return of capital of $0.96 and a $0.23 decrease in value of the portfolio caused by the increase in yields of fixed income securities. At year-end the Fund indicated market value was a 23.7% discount to its NAV, an increase from a discount of 5.9% in 2021.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax	11.41%
Mortgage-Backed Securities	74.54%
U.S. Agencies	14.05%
Total	100.00%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	85.95%
U.S.	14.05%
Total	100.00%

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The following table shows the ratings of the Fund’s portfolio as of March 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent
AAA	88.59%
Not Rated	11.41%

Total	100.00%

The Not-Rated category is comprised of 11.41% of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of March 31, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$6,600,000

Leverage Ratio	9.94%

Refer to the Schedule of Investments for a detail of the pledged securities and to Notes 5 to the Financial Statements for further details on outstanding leverage during the year.

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FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must now be conducted in accordance therewith and rules and regulations issued thereunder. Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico.

During the current fiscal year, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion and in accordance with the 1940 Act and the rules and regulations issued thereunder, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio.

The Fund’s repurchase activity for each fiscal year is disclosed in Note 3 to the Financial Statements, as well as the quarterly reports to shareholders. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

There were no repurchases during the fiscal year ended March 31, 2022. The total shares repurchased as of March 31, 2022, amounts to 5,183,957 and represents 24.69% of the issued shares of the Fund’s common stock since inception.

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GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap – an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$4.94

Operating		Net investment income (a)	0.16
Performance:		Net realized loss and unrealized (depreciation) appreciation from investments (a)	(0.23)

		Total from investment operations	(0.07)

		Less: Dividends from net investment income to common shareholders	(0.16)
		Return of capital	(0.96)

		Net asset value applicable to common stock, end of period	$3.75

		Market value, end of period (b)	$2.86

Total	(b) (f)	Based on market value per share	(17.58)%
Investment
Return:	(f)	Based on net asset value per share	1.73%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common	1.06%
		shareholders - net of waived fees
	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	1.47%
	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	1.46%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.01%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.46%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$59,338

		Portfolio turnover	3.45%

		Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%

	(a)	Based on average outstanding common shares of 15,816,043 for the fiscal year ended March 31, 2022.

	(b)	Period-end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $71,430,110 for the fiscal year ended March 31, 2022.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus increasing the net investment ratio to average net assets by 0.41%.

	(f)	Dividends are assumed to be reinvested at the lower of the per share net asset/market value or the closing market price on the ex-dividend rate.

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS			March 31, 2022

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Tax-Exempt Obligations - 11.91% of net assets applicable to common shareholders, total cost of $6,882,746
$6,882,746	C	Puerto Rico Conservation Trust Fund - Collateralized by GNMA Pool 693267, 5.60% due on 03/20/38	4.95%	09/30/28	$7,066,034

$6,882,746					$7,066,034

Puerto Rico Agencies Bonds and Notes - 8.44% of net assets applicable to common shareholders, total cost of $4,761,000
$217,000	B	Puerto Rico Sales Tax	4.50%	07/01/34	$226,808
109,000	B	Puerto Rico Sales Tax	4.55%	07/01/40	114,169
805,000	B	Puerto Rico Sales Tax	4.75%	07/01/53	844,586
2,035,000	B	Puerto Rico Sales Tax	5.00%	07/01/58	2,163,612
1,114,000	B	Puerto Rico Sales Tax	4.33%	07/01/40	1,152,404
34,000	B	Puerto Rico Sales Tax	4.54%	07/01/53	35,271
447,000	B	Puerto Rico Sales Tax	4.78%	07/01/58	469,942

$4,761,000					$5,006,792

Puerto Rico Agencies Zero Coupons Bonds - 3.70% of net assets applicable to common shareholder, total cost of $1,989,550
$98,000	B	Puerto Rico Sales Tax	0.00%	07/01/24	$91,865
209,000	B	Puerto Rico Sales Tax	0.00%	07/01/27	178,848
204,000	B	Puerto Rico Sales Tax	0.00%	07/01/29	162,626
263,000	B	Puerto Rico Sales Tax	0.00%	07/01/31	194,667
296,000	B	Puerto Rico Sales Tax	0.00%	07/01/33	201,955
2,817,000	B	Puerto Rico Sales Tax	0.00%	07/01/46	860,861
2,294,000	B	Puerto Rico Sales Tax	0.00%	07/01/51	507,848

$6,181,000					$2,198,670

Principal Outstanding Amount
Puerto Rico GNMA Exempt - 64.30% of net assets applicable to common shareholders, total cost of $35,320,242
$40,942		GNMA Pool 396601	6.50%	06/15/24	$43,290
39,593		GNMA Pool 420141	6.50%	07/15/26	41,590
56,336		GNMA Pool 445562	6.50%	09/15/27	59,588
63,203		GNMA Pool 445572	6.50%	05/15/27	66,991
89,613		GNMA Pool 445574	6.50%	06/15/27	94,836
48,487		GNMA Pool 445575	6.50%	06/15/27	51,400
63,110		GNMA Pool 449313	6.50%	06/15/27	66,894
58,795		GNMA Pool 449314	6.50%	06/15/27	62,314
111,735		GNMA Pool 449327	6.50%	07/15/27	118,286
45,276		GNMA Pool 449334	6.50%	07/15/27	47,614
45,129		GNMA Pool 449335	6.50%	07/15/27	47,452
66,189		GNMA Pool 449336	6.50%	07/15/27	70,155
138,835		GNMA Pool 449337	6.50%	08/15/27	146,976
58,289		GNMA Pool 449341	6.50%	08/15/27	61,786
26,226		GNMA Pool 449352	6.50%	08/15/27	27,536
29,670		GNMA Pool 449365	6.50%	04/15/27	31,166
34,791		GNMA Pool 456321	6.50%	02/15/28	36,608
30,677		GNMA Pool 456369	6.50%	02/15/28	32,233
147,114		GNMA Pool 456391	6.50%	02/15/28	155,577
62,055		GNMA Pool 456382	6.50%	04/15/28	65,784
67,443		GNMA Pool 456398	6.50%	04/15/28	71,497
32,169		GNMA Pool 469500	6.50%	04/15/28	33,819
88,413		GNMA Pool 469501	6.50%	03/15/28	93,705
45,144		GNMA Pool 469514	6.50%	04/15/28	47,558
36,076		GNMA Pool 469524	6.50%	04/15/28	37,997
92,747		GNMA Pool 469527	6.50%	04/15/28	98,186
65,221		GNMA Pool 469532	6.50%	04/15/28	69,142
44,693		GNMA Pool 469540	6.50%	05/15/28	47,057
85,861		GNMA Pool 469544	6.50%	05/15/28	90,977
62,819		GNMA Pool 469575	6.50%	07/15/28	66,598
47,022		GNMA Pool 469579	6.50%	07/15/28	49,509
63,447		GNMA Pool 476738	6.50%	07/15/28	66,786
74,897		GNMA Pool 476753	6.50%	08/15/28	79,281
76,834		GNMA Pool 476776	6.50%	10/15/28	81,485
112,565		GNMA Pool 476777	6.50%	10/15/28	118,956
133,900		GNMA Pool 476778	6.50%	09/15/28	141,778
38,542		GNMA Pool 476809	6.50%	10/15/28	40,599
144,083		GNMA Pool 494895	6.50%	03/15/29	152,931
88,345		GNMA Pool 494925	6.00%	03/15/29	94,164
131,332		GNMA Pool 494926	6.50%	01/15/29	138,823
83,567		GNMA Pool 494927	6.50%	01/15/29	88,740
64,856		GNMA Pool 494928	6.50%	12/15/28	68,760
38,454		GNMA Pool 494929	6.50%	01/15/29	40,594
43,476		GNMA Pool 494930	6.50%	01/15/29	45,947
135,292		GNMA Pool 494941	6.50%	01/15/29	143,350
156,159		GNMA Pool 494973	6.50%	03/15/29	165,650
25,000		GNMA Pool 556254	6.50%	06/15/28	26,261
25,000		GNMA Pool 556254	6.50%	04/17/28	26,261
25,000		GNMA Pool 556254	6.50%	02/15/28	26,261
25,000		GNMA Pool 556254	6.50%	10/16/28	26,261
25,000		GNMA Pool 556254	6.50%	08/15/28	26,261
25,000		GNMA Pool 556254	6.50%	12/15/27	26,261
25,000		GNMA Pool 556254	6.50%	10/15/27	26,261

The accompanying notes are an integral part of these financial statements.

PUERTO RICO GNMA & U.S. GOVERNMENT TARGET MATURITY FUND, INC.

SCHEDULE OF INVESTMENTS		March 31, 2022

Principal Outstanding Amount	Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 64.30% of net assets applicable to common shareholders, total cost of $35,320,242 (continued)
$25,000	GNMA Pool 556254	6.50%	08/16/27	$26,261
37,515	GNMA Pool 448265	7.00%	04/15/27	39,149
25,000	GNMA Pool 448265	7.00%	02/15/27	26,089
25,000	GNMA Pool 449348	7.00%	06/15/27	26,089
25,000	GNMA Pool 449348	7.00%	05/17/27	26,089
42,294	GNMA Pool 449348	7.00%	08/15/27	44,136
25,000	GNMA Pool 453513	7.00%	05/15/27	26,089
25,000	GNMA Pool 453513	7.00%	04/15/27	26,089
41,034	GNMA Pool 453513	7.00%	08/15/27	42,821
25,000	GNMA Pool 453523	7.00%	05/15/27	26,089
33,817	GNMA Pool 453523	7.00%	08/15/27	35,290
25,000	GNMA Pool 453523	7.00%	07/15/27	26,089
25,000	GNMA Pool 453523	7.00%	04/15/27	26,089
25,000	GNMA Pool 453523	7.00%	02/15/27	26,089
25,000	GNMA Pool 453523	7.00%	01/15/27	26,089
32,578	GNMA Pool 332132	7.50%	02/15/23	33,748
35,474	GNMA Pool 426794	7.50%	03/16/26	36,748
33,091	GNMA Pool 426805	7.50%	08/15/26	34,280
40,761	GNMA Pool 298996	7.00%	09/15/27	42,537
39,240	GNMA Pool 334281	7.50%	02/15/23	40,650
42,884	GNMA Pool 343018	7.50%	01/15/23	44,425
44,285	GNMA Pool 401464	7.00%	10/15/24	46,214
43,919	GNMA Pool 401469	7.00%	12/15/24	45,832
47,554	GNMA Pool 417913	7.50%	09/15/25	49,262
48,046	GNMA Pool 425520	7.00%	01/15/26	50,139
39,554	GNMA Pool 425536	6.50%	04/15/26	41,549
49,296	GNMA Pool 425579	6.50%	06/15/26	51,782
35,459	GNMA Pool 448416	7.50%	02/15/27	36,733
45,943	GNMA Pool 449346	7.00%	08/15/27	47,944
42,244	GNMA Pool 449347	7.00%	08/15/27	44,084
25,000	GNMA Pool 449347	7.00%	06/15/27	26,089
25,000	GNMA Pool 449347	7.00%	05/15/27	26,089
25,000	GNMA Pool 449347	7.00%	03/15/27	26,089
25,000	GNMA Pool 449347	7.00%	02/15/27	26,089
39,070	GNMA Pool 453516	7.00%	08/15/27	40,772
25,000	GNMA Pool 453516	7.00%	06/15/27	26,089
36,419	GNMA Pool 453519	7.00%	08/15/27	38,005
25,000	GNMA Pool 453519	7.00%	06/15/27	26,089
45,895	GNMA Pool 494987	7.00%	03/15/29	47,884
72,500	GNMA Pool 494993	6.50%	03/15/29	76,868
139,019	GNMA Pool 495000	6.50%	03/15/29	147,340
173,376	GNMA Pool 495006	6.50%	03/15/29	184,203
87,943	GNMA Pool 495010	6.50%	04/15/29	93,520
62,759	GNMA Pool 495022	6.50%	05/15/29	66,534
94,276	GNMA Pool 495029	6.50%	05/15/29	99,946
56,404	GNMA Pool 495080	6.00%	09/15/29	59,990
99,576	GNMA Pool 508627	6.50%	09/15/28	105,282
45,444	GNMA Pool 528542	7.00%	12/15/30	47,512
119,918	GNMA Pool 530802	6.00%	01/15/33	128,516
94,035	GNMA Pool 530807	6.00%	02/15/33	100,238
172,027	GNMA Pool 553952	6.00%	10/15/31	184,289
396,449	GNMA Pool 553984	6.00%	06/15/31	429,008
75,406	GNMA Pool 553986	6.00%	11/15/31	80,221
196,771	GNMA Pool 544111	6.00%	03/15/33	212,522
343,683	GNMA Pool 568334	6.00%	08/15/32	371,514
177,226	GNMA Pool 607348	6.00%	06/15/33	190,847
763,463	GNMA Pool 607388	6.00%	06/15/33	833,090
495,817	GNMA Pool 607389	6.00%	08/15/33	539,201
275,484	GNMA Pool 607462	6.00%	12/15/33	296,731
574,160	GNMA Pool 607512	6.00%	05/15/34	623,889
342,304	GNMA Pool 678422	5.00%	04/15/38	364,966
406,126	GNMA Pool 681553	5.50%	09/15/38	442,785
122,101	GNMA Pool 688685	5.00%	05/15/38	130,066
270,883	GNMA Pool 688686	5.00%	05/15/38	289,226
343,943	GNMA Pool 702941	5.50%	11/15/38	374,624
222,428	GNMA Pool 702953	5.50%	12/15/38	239,604
370,724	GNMA Pool 702980	5.50%	02/15/39	403,888
66,410	GNMA Pool 426829	6.50%	05/15/27	69,759
44,519	GNMA Pool 444361	6.50%	08/15/28	47,057
90,707	GNMA Pool 448296	6.50%	06/15/27	95,977
65,511	GNMA Pool 449319	6.50%	07/15/27	69,234
61,038	GNMA Pool 451279	6.50%	07/15/27	64,698
57,377	GNMA Pool 451283	6.50%	07/15/27	60,818
45,748	GNMA Pool 451295	6.50%	08/15/27	48,459
160,552	GNMA Pool 451301	6.50%	08/15/27	170,055
84,431	GNMA Pool 453704	6.50%	10/15/27	88,689
71,036	GNMA Pool 460530	6.50%	01/15/28	75,186
61,004	GNMA Pool 460594	6.50%	04/15/28	64,671
54,383	GNMA Pool 471909	6.50%	04/15/28	57,652

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS		March 31, 2022

Principal Outstanding Amount	Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 64.30% of net assets applicable to common shareholders, total cost of $35,320,242 (continued)
$90,103	GNMA Pool 471914	6.50%	05/15/28	$95,499
31,740	GNMA Pool 471933	6.50%	06/15/28	33,397
44,106	GNMA Pool 471940	6.50%	06/15/28	46,457
93,329	GNMA Pool 471982	6.50%	08/15/28	98,971
170,381	GNMA Pool 487279	6.50%	09/15/28	180,675
79,316	GNMA Pool 487280	6.50%	09/15/28	84,069
34,526	GNMA Pool 487309	6.50%	10/15/28	36,416
72,448	GNMA Pool 487316	6.50%	10/15/28	76,809
36,798	GNMA Pool 487342	6.50%	12/15/28	38,833
242,975	GNMA Pool 487351	6.00%	07/15/31	264,122
83,629	GNMA Pool 487373	6.50%	01/15/29	88,671
49,094	GNMA Pool 487392	6.50%	02/15/29	51,741
128,923	GNMA Pool 487395	6.00%	02/15/29	138,493
222,476	GNMA Pool 487396	6.00%	08/15/31	239,411
78,665	GNMA Pool 487425	6.00%	03/15/29	83,716
43,595	GNMA Pool 487426	6.50%	03/15/29	45,964
159,944	GNMA Pool 487429	6.50%	03/15/29	170,528
42,717	GNMA Pool 487450	6.50%	04/15/29	45,138
190,032	GNMA Pool 487455	6.00%	07/15/31	206,166
42,607	GNMA Pool 487457	6.00%	04/15/29	45,123
40,934	GNMA Pool 487479	6.50%	05/15/29	43,236
42,482	GNMA Pool 487482	6.00%	05/15/29	45,045
63,167	GNMA Pool 487512	6.50%	06/15/29	66,974
108,774	GNMA Pool 487535	6.00%	06/15/29	116,319
95,468	GNMA Pool 487539	6.00%	07/15/29	101,874
44,883	GNMA Pool 487540	6.00%	07/15/29	47,613
274,680	GNMA Pool 487561	6.00%	06/15/29	297,024
96,638	GNMA Pool 500634	6.50%	07/15/29	102,693
42,389	GNMA Pool 500652	6.50%	08/15/29	44,789
66,634	GNMA Pool 509177	6.50%	02/15/32	70,579
183,816	GNMA Pool 509178	6.00%	07/15/31	196,749
273,099	GNMA Pool 509180	6.00%	08/15/31	297,407
138,268	GNMA Pool 509191	6.00%	09/15/29	147,870
84,564	GNMA Pool 509215	6.50%	09/15/29	89,826
57,891	GNMA Pool 509225	6.50%	12/15/29	61,286
339,776	GNMA Pool 509249	6.00%	08/15/29	369,225
104,869	GNMA Pool 509252	6.50%	11/15/29	110,902
68,168	GNMA Pool 509253	6.00%	11/15/29	72,428
34,809	GNMA Pool 509260	6.00%	12/15/29	36,717
83,693	GNMA Pool 509264	6.50%	12/15/29	88,891
589,059	GNMA Pool 515276	6.00%	10/15/29	650,960
68,183	GNMA Pool 515286	6.50%	10/15/29	71,979
114,414	GNMA Pool 515287	6.50%	09/15/29	121,332
437,101	GNMA Pool 515303	6.00%	01/15/30	480,252
80,170	GNMA Pool 515325	6.00%	03/15/30	84,564
44,931	GNMA Pool 515326	6.00%	03/15/30	47,652
374,855	GNMA Pool 515345	6.00%	01/15/30	407,431
405,028	GNMA Pool 515346	6.00%	01/15/30	445,035
47,617	GNMA Pool 515352	6.50%	04/15/30	50,370
59,088	GNMA Pool 515354	6.50%	04/15/30	62,558
92,634	GNMA Pool 515375	6.50%	04/15/30	98,554
42,370	GNMA Pool 515402	6.00%	06/15/30	44,927
119,461	GNMA Pool 515426	6.50%	07/15/30	126,798
78,215	GNMA Pool 515427	6.50%	06/15/30	82,989
49,809	GNMA Pool 515430	6.50%	07/15/30	52,505
634,490	GNMA Pool 515470	6.00%	08/15/30	708,162
712,246	GNMA Pool 515471	6.00%	09/15/30	797,028
163,620	GNMA Pool 515492	6.50%	10/15/30	174,100
1,287,265	GNMA Pool 515496	6.00%	09/15/30	1,443,775
86,079	GNMA Pool 515518	6.50%	11/15/30	91,381
397,051	GNMA Pool 529771	6.00%	11/15/30	431,581
380,787	GNMA Pool 529772	6.00%	11/15/30	413,618
437,765	GNMA Pool 529773	6.00%	11/15/30	481,034
417,574	GNMA Pool 529774	6.00%	11/15/30	458,502
267,827	GNMA Pool 529820	6.00%	01/15/31	289,697
272,261	GNMA Pool 529821	6.00%	12/15/30	294,494
196,288	GNMA Pool 529822	6.00%	01/15/31	213,782
244,428	GNMA Pool 529823	6.00%	01/15/31	264,471
67,252	GNMA Pool 529875	6.50%	04/15/31	71,314
201,189	GNMA Pool 529931	6.50%	05/15/31	214,950
178,806	GNMA Pool 529932	6.00%	04/15/31	196,250
67,814	GNMA Pool 556228	6.50%	09/15/31	71,831
360,970	GNMA Pool 556266	6.50%	09/15/31	388,658
430,077	GNMA Pool 556285	6.50%	10/15/31	463,723

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS			March 31, 2022

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 64.30% of net assets applicable to common shareholders, total cost of $35,320,242 (concluded)
$616,742		GNMA Pool 556286	6.50%	10/15/31	$664,404
136,067		GNMA Pool 559298	6.50%	12/15/31	144,931
410,639		GNMA Pool 556322	6.50%	12/15/31	441,893
530,489		GNMA Pool 572028	6.00%	02/15/33	577,076
215,007		GNMA Pool 572043	6.00%	05/15/33	231,366
568,053		GNMA Pool 572048	6.00%	06/15/33	617,027
371,189		GNMA Pool 572063	6.00%	09/15/33	403,845
194,543		GNMA Pool 583198	6.00%	03/15/32	208,788
91,361		GNMA Pool 583219	6.50%	04/15/32	97,178
86,414		GNMA Pool 583262	6.00%	06/15/32	92,010
935,907		GNMA Pool 593715	6.00%	05/15/33	1,026,001
692,703		GNMA Pool 593717	6.00%	07/15/33	754,772
891,089		GNMA Pool 593733	6.00%	07/15/33	977,969
76,764		GNMA Pool 470912	6.50%	03/15/28	81,399
54,754		GNMA Pool 470937	6.50%	06/15/28	57,663
615,642		GNMA Pool 572104	6.00%	04/15/34	669,589
285,610		GNMA Pool 593682	6.00%	04/15/33	307,252
379,248		GNMA Pool 593693	6.00%	06/15/33	411,399
140,551		GNMA Pool 593759	5.50%	11/15/33	150,957
676,812		GNMA Pool 593760	6.00%	08/15/33	737,557
213,821		GNMA Pool 593777	5.50%	12/15/33	231,304
459,461		GNMA Pool 593778	6.00%	11/15/33	499,100
822,574		GNMA Pool 593789	6.00%	11/15/33	902,505

$33,570,501	A				$38,152,024

Puerto Rico GNMA Taxable - 3.16% of net assets applicable to common shareholders, total cost of $1,750,831
$285,382		GNMA Pool 572102	6.00%	04/15/34	$308,736
139,578		GNMA Pool 572112	6.00%	06/15/34	148,974
235,977		GNMA Pool 592864	6.00%	01/15/36	252,587
31,031		GNMA Pool 647682	6.00%	06/15/37	33,371
76,555		GNMA Pool 669726	5.50%	05/15/37	81,662
63,857		GNMA Pool 669729	6.00%	05/15/37	68,099
256,617		GNMA Pool 670312	5.50%	05/15/37	275,693
103,833		GNMA Pool 678511	6.00%	11/15/37	110,972
75,099		GNMA Pool 678518	6.00%	12/15/37	80,186
155,016		GNMA Pool 681588	6.00%	10/15/38	165,637
51,393		GNMA Pool 681589	6.00%	10/15/38	54,881
57,233		GNMA Pool 631037	5.50%	12/15/34	61,065
219,252		GNMA Pool 678523	6.00%	12/15/37	234,697

$1,750,823	A				$1,876,560

US Government, Agency and Instrumentalities - 14.96% of net assets applicable to common shareholders, total cost of $10,000,000
$10,000,000	D	Federal Home Loan Bank	2.67%	05/17/32	$8,874,737

$10,000,000					$8,874,737

Total investments (106.47% of net assets applicable to common shareholders)					$63,174,817
Other Assets and Liabilities, net (-6.47% of net assets applicable to common shareholders)					(3,837,211)

Net assets applicable to common shareholders - 100%					$59,337,606

Securities sold under repurchase agreements - 11.12% of net assets applicable to common shareholders
$6,600,000		Repurchase Agreement with Amherst Pierpoint Securities			$6,600,000

		0.39% dated March 8, 2022 due April 5, 2022 (Collateralized by US Government,
		Agency and Instrumentailties with a face amount of $7,780,000 and a fair value of $6,904,540
		2.67%, with maturity date May 17, 2032)

	A	GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

	B	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

	C	This security is a private placement and the only source for payment of interest and principal is the collateral.

	D	A portion or all of the security has been pledged as collateral for securities sold under repurchase agreements.

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES		March 31, 2022

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements, at value, which has the right to be repledged (identified cost - $7,780,000)		$6,904,540
	Other securities, at value (identified cost - $52,924,369)		56,270,277

			$63,174,817

	Cash		2,588,383
	Interest receivable		303,689
	Plan of Adjustment (Private Equity Portfolio) receivable		227,431
	Prepaid expenses and other assets		73,373

	Total assets		66,367,693

Liabilities:	Securities sold under repurchase agreements		6,600,000
	Dividends payable to common shareholders		194,471
	Directors fee payable		6,000
	Payables:
	Interest and leverage expenses	1,716
	Investment advisory fees	23,048
	Administration, custody, and transfer agent fees	7,933	32,697

	Accrued expenses and other liabilities		196,919

	Total liabilities		7,030,087

Net Assets Applicable to Common Shareholders:			$59,337,606

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 15,816,043 shares issued and outstanding)		$66,086,488
	Total Distributable Earnings (Loss) (Note 1 and Note 9)		(6,748,882)

	Net assets applicable to common shareholders		$59,337,606

	Net asset value applicable to common shares - per share; 15,816,043 shares outstanding		$3.75

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year ended
		March 31, 2022

Investment Income:	Interest	$3,230,309

Expenses:	Interest and leverage related expenses	7,076
	Investment advisory fees	547,724
	Administration, custody, and transfer agent fees	138,173
	Professional fees	161,046
	Directors’ fees and expenses	31,677
	Insurance expense	73,778
	Reporting fees	58,383
	Other	32,303

	Total expenses	1,050,160

	Waived investment advisory, administration, custodian and transfer agent fees	(292,926)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	757,234

Net Investment Income:		2,473,075

Realized Loss and Unrealized Appreciation (Depreciation) on Investments:	Net realized loss on investments	(8,509,590)
	Change in unrealized appreciation (depreciation) on investments	5,047,651

	Total net realized and unrealized loss on investments	(3,461,939)

	Net decrease in net assets resulting from operations	$(988,864)

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year ended March 31, 2022	For the fiscal year ended March 31, 2021

Increase (Decrease) in Net Assets:

	Net investment income	$2,473,075	$3,398,397
	Net realized loss on investments	(8,509,590)	(27,369)
	Change in unrealized appreciation (depreciation) on investments	5,047,651	(1,602,909)

	Net (decrease) increase in net assets resulting from operations	(988,864)	1,768,119

Dividends to Common Shareholders From:
	Net investment income	(2,593,072)	-
	Return of capital	(15,259,957)	(3,274,709)

	Total distributions	(17,853,029)	(3,274,709)

Capital Share Transactions:
	Repurchase of common shares	-	(5,305,976)

Net Assets:	Net decrease in net assets applicable to common shareholders	(18,841,893)	(6,812,566)

	Net assets at the beginning of the year	78,179,499	84,992,065

	Net assets at the end of the year	$59,337,606	$78,179,499

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the fiscal year ended March 31, 2022
Increase (Decrease) in Cash

Cash Provided by Operations:	Net decrease in net assets from operations	$(988,864)
	Adjusted by:
	Purchases of portfolio securities	(36,699,595)
	Proceeds from restructuring of POB Bonds	1,791,792
	Legal expenses related to Puerto Rico bond restructurings	(18,213)
	Bonds litigation settlement	7,640
	Calls, paydowns and maturities of portfolio securities	46,232,088
	Net realized loss on investments	8,509,590
	Change in unrealized (appreciation) depreciation on investments	(5,047,651)
	Accretion of discounts on investments	(99,743)
	Amortization of premiums on investments	20,992
	Decrease in interest receivable	33,823
	Increase in Plan of Adjustment (Private Equity Portfolio) receivable	(227,431)
	Decrease in prepaid expenses and other assets	1,154
	Increase in interest payable	1,716
	Increase in directors fee payable	1,960
	Decrease in investment advisory fees payable	(19,751)
	Decrease in administration, custody, and transfer agent fees payable	(7,646)
	Increase in accrued expenses and other liabilities	38,379

	Total cash provided by operations	13,530,240

Cash Used in Financing Activities:
	Repurchase agreements proceeds	36,725,000
	Repurchase agreements repayments	(30,125,000)
	Dividends to common shareholders paid in cash	(2,634,194)
	Return of capital	(15,259,957)

	Total cash used in financing activities	(11,294,151)

Cash:	Net increase in cash for the year	2,236,089
	Cash at the beginning of the year	352,294

	Cash at the end of the year	$2,588,383

Cash Flow Information:
	Cash paid for interest and leverage related expenses	$5,360

The accompanying notes are an integral part of these financial statements.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

1.	Reporting Entity and Significant Accounting Policies

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico GNMA & U.S. Government Target Maturity Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on April 16, 2003 and commenced operations on May 15, 2003. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund investment objectives are (i) to provide current income, as is consistent with the preservation of capital, and (ii) to return the initial investment of $10 per share of common stock by or before December 31, 2043.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is expected to be liquidated on or about December 31, 2043 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing May 16, 2013 and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. As a result, the Fund has established a restricted account within undistributed net investment income for tax purposes, to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to December 31, 2033, in the case of securities which are not mortgage-backed securities, and December 31, 2043, in the case of mortgage-backed securities. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2033. The Investment Adviser is currently evaluating the implications of continuing to hold such bonds.

The Fund’s principal distributions commenced on May 16, 2013. Distributions made during prior years amounted to $81,519,022, representing a total of $4.50 per share. For the fiscal year ended March 31, 2022, principal distributions amounted to $15,259,957, representing $0.96 per share. The net asset value and market price for the Fund shares were reduced by these amounts. The Fund’s remaining principal for distribution as of the period ended March 31, 2022 amounts to $4.54. The dividend payments are based on the remaining principal balance at the time of payment.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At March 31, 2022, no security’s fair value was determined by the Committee. However, certain Mortgage-Backed Securities representing 44.47% of total investment securities fair values were valued using the average of two independent valuation providers.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

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Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

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Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Tax-Exempt Obligations: The valuation for this security is obtained from a third-party service provider and is based on the collateral. Third-party service providers use a pricing methodology based on observable market inputs. This security trades in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments. This note is classified as Level 2.

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of March 31, 2022, in valuing the Fund’s investments carried at fair value:

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 03/31/22
Puerto Rico Tax-Exempt Obligations	$-	$7,066,034	$-	$7,066,034
Puerto Rico Agencies Bonds and Notes	-	7,205,462	-	7,205,462
Puerto Rico GNMA Exempt	-	38,152,024	-	38,152,024
Puerto Rico GNMA Taxable	-	1,876,560	-	1,876,560
US Government, Agencies, and Instrumentalities	-	8,874,737	-	8,874,737

	$-	$63,174,817	$-	$63,174,817

There were no Level 3 securities during the year ended March 31, 2022.

There were no transfers between levels during the year ended March 31, 2022.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of March 31, 2022.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended March 31, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence,

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the year ended March 31, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of March 31, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended March 31, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 10 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended March 31, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the fiscal year ended March 31, 2022, investment advisory fees amounted to $547,724 equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $255,605, for a net fee of $292,119, which represents an effective annual rate of 0.39%. The investment advisory fees payable amounted to $23,048 as of March 31, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the fiscal year ended March 31, 2022, the administrative, custody, and transfer agency services fee amounted to $138,173. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $37,321, for a net fee of $100,852, which is equivalent to 0.14% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $7,933 as of March 31, 2022.

Certain Fund officers and directors are also officers and directors of UBSTC. The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the fiscal year ended March 31, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $31,677. The directors fees payable amounted to $6,000 as of March 31, 2022.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services, Inc. (“UBSFS”), or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%

Affiliates	$6,000	16%	$-	-	$-	-
Unaffiliated	30,700	84%	-	-	36,725	100%

	$36,700	100%	$-	-	$36,725	100%

These affiliated transactions were executed prior to registration under the 1940 Act.

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the year ended March 31, 2022.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended March 31, 2022 and 2021 were as follows:

Common Shares	2022	2021

Repurchase of shares	$-	$(5,305,976)

Transactions in common shares during the fiscal years ended March 31, 2022 and 2021 were as follows:

Common Shares	2022	2021

Common shares - beginning of fiscal year	15,816,043	16,931,317
Shares repurchased	-	(1,115,274)

Common shares - end of fiscal year	15,816,043	15,816,043

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. As of March 31, 2022, the total shares repurchased represent 24.69% and the total shares available to be repurchased represent 25.31% of the issued shares of the Fund’s common stock since inception These repurchases were executed prior to registration under the 1940 Act. All repurchases conducted after the 1940 Act registration, must be conducted in accordance with the provisions of the 1940 Act.

There were no shares repurchased during the fiscal year ended March 31, 2022. The Fund repurchased a total of 1,115,274 common shares during the fiscal year ended March 31, 2021 as follows:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

2021:

	Repurchased	Value	Cost
Affiliates	226,828	1,127,335	1,068,254
Non-Affiliates	888,446	4,418,757	4,237,722

Total	1,115,274	$5,546,092	$5,305,976

The shares repurchased from affiliates consist of shares held by clients in such affiliates.

The weighted average discount per share was 4.33% for shares repurchased during the fiscal year ended March 31, 2021.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended March 31, 2022, were as follows:

	Purchases	Sales	Calls and Paydowns

Puerto Rico Obligations	$-	$-	$7,532
US Obligations	2,500	-	2,500

	$2,500	$-	$10,032

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed on April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $227,431. The Fund did not own any other bonds re-structured by the plan.

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $6,600,000 at March 31, 2022, and related information is as follows:

Weighted average interest rate at the end of the year	0.35%

Maximum aggregate balance outstanding at any time of the year	$7,700,000

Average balance outstanding during the year	$2,571,370

Average interest rate during the year	0.26%

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

At March 31, 2022, interest rate on securities sold under repurchase agreements was 0.39%, with a maturity date of April 5, 2022.

At March 31, 2022, investment securities amounting to $6,904,540 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $1,716 at March 31, 2022.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at March 31, 2022:

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Amherst Pierpoint Securities, New York	$6,600,000	$-	$6,600,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $6,600,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At March 31, 2022, the Fund had investments with an aggregate fair value of approximately $14,271,496, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $7,205,462 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$60,704,369

Gross appreciation	3,595,711
Gross depreciation	(1,125,263)

Net appreciation (depreciation)	$2,470,448

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal year ended March 31, 2022, the Fund had distributed from ordinary income $2,593,072 for tax purposes and $15,259,957 based on return of capital. The undistributed net investment income at March 31, 2022, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$21,616,550
Net investment income for tax purposes	2,473,075
Dividends paid to common shareholders	(2,593,072)

Undistributed net investment income for tax purposes at the end of the period	$21,496,553

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2022 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$21,496,553
Accumulated net realized loss from investment	(30,715,883)
Unrealized net appreciation from investment	2,470,448

Total Distributable Earnings (Accumulated Loss)	$(6,748,882)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

11.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from April 1, 2022 through May 27, 2022 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2022

Dividends:

On April 30, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01192 per common share, totaling $188,475 and payable on May 10, 2022, to common shareholders of record as of April 30, 2022.

Capital Distributions:

On April 25, 2022, the Board of Directors announced that it has authorized a distribution of principal to its holders of common stock. The cash distribution amounted to $2,214,246, representing a total of $0.14 per share, and will be paid on April 28, 2022, to all such holders of record of the Fund’s common stock as of April 27, 2022. The net asset value and market price for the Fund shares were reduced by these amounts. The Fund’s remaining principal for distribution amounts to $4.40. The dividend payments are based on the remaining principal balance at the time of payment.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico GNMA & U.S. Government Target Maturity Fund, Inc.).

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2022, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements of the Fund as of and for the year ended March 31, 2021 (not presented herein, other than the statement of changes in net assets) were audited by other auditors whose report dated, May 7, 2021, expressed an unqualified opinion on those financial statements based on their audit performed in accordance with auditing standards generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor one or more UBS investment companies since 1978.

New York, New York

May 27, 2022

OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors
Agustin Cabrer (73)	Director	Director since 2005	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.	18 funds consisting of 29 portfolios	None
Vicente J. León (82)	Director	Director since 2021	Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.	18 funds consisting of 29 portfolios	None

1

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos Nido (57)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (73)	Director	Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Clotilde Pérez (70)	Director	Director since 2009	Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.	25 funds consisting of 36 portfolios	None
José J. Villamil (81)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of	18 funds consisting of 29 portfolios	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council;

Interested Director
Carlos V. Ubiñas (67)****	Director, Chairman of the Board of Directors, and President	Director since 2005 and President since 2015; Chairman of the Board of Directors since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None

Officers
Leslie Highley (75)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (63)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.	Not applicable	None
Javier Rodríguez (49)	Assistant Vice	Assistant Vice	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since	Not applicable	None

3

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
	President and Assistant Treasurer	President and Assistant Treasurer since 2005	2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.
Liana Loyola (61)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Cary Alsina ***** (53)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.	Not applicable	None
Heydi Cuadrado (41)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice-President of UBS Asset Managers of PR since 2003.	Not applicable	None

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**   Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents,Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents,Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents,Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents,Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****   Mr. Ubiñas is considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

***** Ms. Alsina resigned effective August 13, 2021.

4

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

5

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

6

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

7

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

8

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1 Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

(b)	Not applicable.

Item 2.  Code of Ethics.

(a)        GNMA & U.S. Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)         The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)        There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)

(1)         The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2)     The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)         Not applicable.

Item 4.  Principal Accountant Fees and Services.

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended March 31, 2022. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

As a result, for the fiscal year ended March 31, 2021, PwC was the independent auditor for the Fund and E&Y is the independent registered public accounting firm for the Fund for the fiscal year ended March 31, 2022.

(a)       Audit Fees – The aggregate fees billed for professional services rendered by PwC and E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by

PwC and E&Y in connection with statutory and regulatory filings for the fiscal years ended March 31, 2021 and March 31, 2022 were $48,389 and $53,897, respectively.

(b)       Audit Related Fees – For the fiscal year ended March 31, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

For the fiscal year ended March 31, 2022, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)       Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2021 were $3,478. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended March 31, 2021.

The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2022 were $5,956. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended March 31, 2022.

For the fiscal year ended March 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

For the fiscal year ended March 31, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)       All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended March 31, 2021 the fees were $10,428. In addition, the registrant was billed by PwC for professional services provided in connection with the Fund’s 1940 Act registration and auditor’s consent which totaled $12,599. The registrant was not billed for any other products or services provided by PwC for the fiscal year ended March 31, 2021 other than the services reported in paragraphs (a) through (c) above.

For the fiscal year ended March 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The registrant was not billed for any other products or services provided by E&Y for the fiscal year ended March 31, 2022 other than the services reported in paragraphs (a) through (c) above.

For the fiscal year ended March 31, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)     The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended March 31, 2021 were pre-approved by the Audit Committee. For the fiscal year ended March 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended March 31, 2022 were pre-approved by the Audit Committee. For the fiscal year ended March 31, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2)	Not applicable.

(f)	Not applicable.

(g)         There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended March 31, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended March 31, 2022.

(h)         The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph I(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.  Investments.

(a)         Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2022:

Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley manages several funds and portfolios. Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations, and also supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

(a)(2)     The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2022:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$1.95 billion	0	$ 0
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	—	$ 0	0	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)     Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)     The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of March 31, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Fund for the period from April 1, 2021 to March 31, 2022.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)         The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)         There were no changes in the Fund’s internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13.  Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a) (4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 3, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	June 3, 2022